                               AMENDMENT NO. 11 TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT
                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

      The Amended and Restated Master Distribution Agreement (all Classes of shares except Class B Shares) (the "Agreement") made as of the 18th day of August, 2003, by and between each registered investment company set forth on Schedule A to the Agreement (each individually referred to as "Fund", or collectively, "Funds"), severally, on behalf of each of its series of common stock or beneficial interest, as the case may be, set forth on Schedule A to the Agreement, (each, a "Portfolio"), with respect to each class of shares except Class B Shares (the "Shares") of each Portfolio, and A I M DISTRIBUTORS, INC., a Delaware corporation (the "Distributor") is hereby amended to reflect the renaming of each INVESCO Fund by replacing "INVESCO" with "AIM" and further to change the name of INVESCO Core Equity Fund to AIM Core Stock Fund, INVESCO Mid-Cap Growth Fund to AIM Mid Cap Stock Fund and INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio.

      Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                              AMENDED AND RESTATED
                          MASTER DISTRIBUTION AGREEMENT

                  (ALL CLASSES OF SHARES EXCEPT CLASS B SHARES)

AIM COMBINATION STOCK & BOND FUNDS

            AIM Core Stock Fund -                        Class A
                                                         Class C
                                                         Class K
                                                         Investor Class

            AIM Total Return Fund -                      Class A
                                                         Class C
                                                         Class K
                                                         Institutional Class
                                                         Investor Class

AIM COUNSELOR SERIES TRUST

            AIM Advantage Health Sciences Fund -         Class A
                                                         Class C

            AIM Multi-Sector Fund -                      Class A
                                                         Class C
                                                         Institutional Class


AIM EQUITY FUNDS


            AIM Aggressive Growth Fund -                 Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

            AIM Blue Chip Fund -                         Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

            AIM Capital Development Fund -               Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

            AIM Charter Fund -                           Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

            AIM Constellation Fund -                     Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

            AIM Core Strategies Fund -                   Class A
                                                         Class C

            AIM Dent Demographic Trends Fund -           Class A
                                                         Class C

            AIM Diversified Dividend Fund -              Class A
                                                         Class C

            AIM Emerging Growth Fund -                   Class A
                                                         Class C

            AIM Large Cap Basic Value Fund -             Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

            AIM Large Cap Growth Fund -                  Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

            AIM Mid Cap Growth Fund -                    Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

            AIM Select Basic Value Fund -                Class A
                                                         Class C

            AIM U.S. Growth Fund -                       Class A
                                                         Class C

            AIM Weingarten Fund -                        Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class


AIM FUNDS GROUP


            AIM Balanced Fund -                          Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

            AIM Basic Balanced Fund -                    Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

            AIM European Small Company Fund -            Class A
                                                         Class C

            AIM Global Value Fund -                      Class A
                                                         Class C

            AIM International Emerging Growth Fund -     Class A
                                                         Class C

            AIM Mid Cap Basic Value Fund -               Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

            AIM Premier Equity Fund -                    Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

            AIM Select Equity Fund -                     Class A
                                                         Class C

            AIM Small Cap Equity Fund -                  Class A
                                                         Class C
                                                         Class R


AIM GROWTH SERIES


            AIM Aggressive Allocation Fund -             Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

            AIM Basic Value Fund -                       Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

            AIM Conservative Allocation Fund -           Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

            AIM Global Equity Fund -                     Class A
                                                         Class C
                                                         Institutional Class

            AIM Mid Cap Core Equity Fund -               Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

            AIM Moderate Allocation Fund -               Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

            AIM Small Cap Growth Fund -                  Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

AIM INTERNATIONAL MUTUAL FUNDS

            AIM Asia Pacific Growth Fund -               Class A
                                                         Class C

            AIM European Growth Fund -                   Class A
                                                         Class C
                                                         Class R
                                                         Investor Class

            AIM Global Aggressive Growth Fund -          Class A
                                                         Class C

            AIM Global Growth Fund -                     Class A
                                                         Class C

            AIM International Core Equity Fund -         Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

            AIM International Growth Fund -              Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

AIM INVESTMENT FUNDS


            AIM Developing Markets Fund -                Class A
                                                         Class C

            AIM Global Health Care Fund -                Class A
                                                         Class C

            AIM Libra Fund -                             Class A
                                                         Class C

            AIM Trimark Endeavor Fund -                  Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

            AIM Trimark Fund -                           Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

            AIM Trimark Small Companies Fund -           Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class


AIM INVESTMENT SECURITIES FUNDS


            AIM High Yield Fund -                        Class A
                                                         Class C
                                                         Institutional Class
                                                         Investor Class

            AIM Income Fund -                            Class A
                                                         Class C
                                                         Class R
                                                         Investor Class

            AIM Intermediate Government Fund -           Class A
                                                         Class C
                                                         Class R
                                                         Investor Class

            AIM Limited Maturity Treasury Fund -         Class A
                                                         Class A3
                                                         Institutional Class

            AIM Money Market Fund -                      AIM Cash Reserve Shares
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

            AIM Municipal Bond Fund -                    Class A
                                                         Class C
                                                         Investor Class

            AIM Real Estate Fund -                       Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class
                                                         Investor Class

            AIM Short Term Bond Fund -                   Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

            AIM Total Return Bond Fund -                 Class A
                                                         Class C
                                                         Class R
                                                         Institutional Class

AIM SECTOR FUNDS

            AIM Energy Fund -                            Class A
                                                         Class C
                                                         Class K
                                                         Investor Class

            AIM Financial Services Fund -                Class A
                                                         Class C
                                                         Class K
                                                         Investor Class

            AIM Gold & Precious Metals Fund -            Class A
                                                         Class C
                                                         Investor Class

            AIM Health Science Fund -                    Class A
                                                         Class C
                                                         Class K
                                                         Investor Class

            AIM Leisure Fund -                           Class A
                                                         Class C
                                                         Class K
                                                         Investor Class

            AIM Technology Fund -                        Class A
                                                         Class C
                                                         Class K
                                                         Institutional Class
                                                         Investor Class

            AIM Utilities Fund -                         Class A
                                                         Class C
                                                         Investor Class


AIM SPECIAL OPPORTUNITIES FUNDS


            AIM Opportunities I Fund -                   Class A
                                                         Class C

            AIM Opportunities II Fund -                  Class A
                                                         Class C

            AIM Opportunities III Fund -                 Class A
                                                         Class C

AIM STOCK FUNDS

         AIM Dynamics Fund -                             Class A
                                                         Class C
                                                         Class K
                                                         Institutional Class
                                                         Investor Class

         AIM Mid Cap Stock Fund -                        Class A
                                                         Class C
                                                         Class K
                                                         Institutional Class
                                                         Investor Class

         AIM Small Company Growth Fund -                 Class A
                                                         Class C
                                                         Class K
                                                         Investor Class

         AIM S&P 500 Index Fund -                        Institutional Class
                                                         Investor Class


AIM TAX-EXEMPT FUNDS


            AIM High Income Municipal Fund -             Class A
                                                         Class C

            AIM Tax-Exempt Cash Fund -                   Class A
                                                         Investor Class

            AIM Tax-Free Intermediate Fund -             Class A
                                                         Class A3
                                                         Institutional Class

AIM TREASURER'S SERIES TRUST

         Premier U.S. Government Money Portfolio         Investor Class"

      All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated: October 15, 2004

                                      EACH  FUND  (LISTED  ON  SCHEDULE  A) ON
                                      BEHALF  OF THE  SHARES  OF EACH PORTFOLIO
                                      LISTED ON SCHEDULE A


                                      By: /s/ Robert H. Graham
                                          ------------------------------------
                                              Robert H. Graham
                                              President


                                      A I M DISTRIBUTORS, INC.


                                      By: /s/ Gene L. Needles
                                          ------------------------------------
                                              Gene L. Needles
                                              President


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